Exhibit 10.1

EXCHANGE AGREEMENT

THIS EXCHANGE AGREEMENT (this “Agreement”) is made and entered into as of May 20, 2016 by and among Turning Point Brands, Inc., a Delaware corporation (the “Company”), and the other signatories to this Agreement as set forth on the signature pages hereto (the “Noteholders”).

RECITALS

WHEREAS, the Company has effected an initial public offering (the “IPO”) of its voting common stock, par value $0.01 per share (the “Common Stock”), pursuant to a registration statement on Form S-1 filed with the U.S. Securities and Exchange Commission (the “S-1”);

WHEREAS, the Company has issued to the Noteholders, pursuant to that certain Note and Warrant Purchase Agreement, dated as of January 13, 2014, by and among the Noteholders and Standard General Master Fund L.P., 7% Senior Notes due December 31, 2023 (the “Notes”) in the respective principal amounts set forth opposite their names on Exhibit A hereto;

WHEREAS, each of the Noteholders has agreed to exchange all of such Noteholder’s Note(s) for Shares as provided herein.

NOW, THEREFORE, in consideration of the premises and the representations, warranties, covenants and agreements herein contained and intending to be legally bound hereby, the Company and each Noteholder hereby agree as follows:

ARTICLE I
EXCHANGE OF NOTES

Section 1.1             Exchange of Notes for Exchange Shares.

(a)          Subject to the terms and conditions set forth in this Agreement, each Noteholder hereby agrees to exchange (the “Exchange”) at the Closing (as defined below), all Note(s) held by such Noteholder for the number of shares of Common Stock set forth opposite such Noteholder’s name on Exhibit A (the “Exchange Shares”).

(b)          Upon the surrender by each Noteholder of such Noteholder’s Note(s) in exchange for the Exchange Shares issuable to the Noteholder in the Exchange, such Note(s) shall be cancelled and the Company’s obligation to pay any amounts on the Note(s) shall be terminated. Each Noteholder waives all rights to receive any future payments of principal of or interest on such Noteholder’s Notes from and after the Closing.

ARTICLE II
CLOSING; DELIVERY

Section 2.1            Closing. The closing (the “Closing”) of the Exchange shall take place at the offices of Milbank, Tweed, Hadley & McCloy LLP, 28 Liberty Street, New York, New York 10005, on the date of this Agreement (the “Closing Date”) substantially simultaneously with the execution and delivery of this Agreement by the Noteholders and TPB.

Section 2.2             Delivery for the Exchange. At the Closing:

(a)          Each Noteholder shall surrender such Noteholder’s Note(s) duly endorsed to the Company (and accompanied by appropriate endorsement and transfer documents) for cancellation; and such Note(s) shall be cancelled by the Company; and

(b)          The Company shall deliver the Exchange Shares issuable to each Noteholder by book entry deposit to an account established for such purpose.

Section 2.3            Consummation of Closing. All acts, deliveries and confirmations comprising the Closing, regardless of chronological sequence, shall be deemed to occur contemporaneously and simultaneously upon the occurrence of the last act, delivery or confirmation of the Closing and none of such acts, deliveries or confirmations shall be effective unless and until the last of same shall have occurred.

ARTICLE III
REPRESENTATIONS AND WARRANTIES

Section 3.1            Representations and Warranties of Each Party. The Company and each Noteholder severally and not jointly, with respect to only itself hereby represents and warrants to the other parties that:

(i)      such party has all necessary power and authority to execute and deliver this Agreement and to perform its obligations hereunder and to consummate the transaction contemplated hereby;

(ii)     this Agreement has been duly and validly executed and delivered by such party and constitutes a legal, valid and binding obligation of such party enforceable against such party in accordance with its terms;

(iii)    the execution, delivery and performance by such party of this Agreement and the consummation by such party of the transactions contemplated hereby do not and will not (A) conflict with or violate any United States or non-United States statute, law, ordinance, regulation, rule, code, executive order, injunction, judgment, decree or other order applicable to such party, (B) other than the prior written consent of the board of directors of the Company to the transactions contemplated hereby, require any consent, approval or authorization of, declaration, filing or registration with, or notice to, any person or entity, (C) result in the creation of any encumbrance on the Notes or (D) conflict with or result in a breach of or constitute a default under any provision of any party’s governing documents; and

(iv)   as of the date hereof, no material action, suit or legal, administrative or arbitral proceeding or investigation by or against such party is pending, or to the knowledge of such party threatened in writing, which would affect the legality, validity or enforceability of this Agreement or the consummation of the transactions contemplated hereby.

Section 3.2             Representations and Warranties of the Noteholders. Each Noteholder severally and not jointly, with respect to only itself hereby represents and warrants to the Company that it:

(i)      owns beneficially and exclusively of record and has good, valid and marketable title to such Noteholder’s Note(s) free and clear of any security interest, lien, claim, pledge, proxy, option, right of first refusal, agreement, voting restriction, limitation on disposition, charge, adverse claim of ownership or use or other encumbrance of any kind and has the full right, power and authority to take the actions contemplated by this Agreement with respect to such Note(s);

(ii)     understands that shares of the Common Stock it will receive in the Exchange have not been registered under the Securities Act of 1933, as amended (the “Securities Act”) and are being or will be issued by the Company in a transaction exempt from the registration requirements of the Securities Act;

(iii)    understands that shares of the Common Stock it will receive in the Exchange may not be offered or resold except pursuant to an effective registration statement under the Securities Act or pursuant to an applicable exemption from registration under the Securities Act; and

(iv)   understands that it is a Qualified Institutional Buyer as defined in Rule 144A under the Securities Act; it or its representative has had access to the same kind of information concerning the Company that is required by Schedule A of the Securities Act, to the extent that the Company possesses such information; has such knowledge and experience in financial and business matters that it is capable of utilizing the information that is available to it concerning the Company to evaluate the risks of investment in the Company including the risk that it could lose its entire investment in the Company; and consummating the Exchange for its own sole benefit and account for investment and not with a view to, or for resale in connection with, a public offering or distribution thereof in violation of any securities laws.

ARTICLE IV
MISCELLANEOUS

Section 4.1             Further Actions. Each party shall, at the written request of any other party, at any time and from time to time following the Closing, execute and deliver to such other party all such further instruments and take all such further action as may be reasonably necessary or appropriate in order to confirm or carry out its obligations under this Agreement.

Section 4.2            Entire Agreement; Assignment. This Agreement constitutes the entire agreement among the parties with respect to the subject matter hereof and supersede all prior agreements and undertakings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof. This Agreement shall not be assigned (whether pursuant to a merger, by operation of law or otherwise) except as permitted herein.

Section 4.3            Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

Section 4.4            Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to the State of New York’s conflict of law principles to the extent such principles are not mandatorily applicable by statute and would require or permit the application of the laws of another jurisdiction. Each of the parties hereby irrevocably and unconditionally submits, for such party and its property, to the exclusive jurisdiction of any New York State court or Federal court of the United States sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims or causes of action (whether in contract, tort or otherwise) in respect of any such action or proceeding may be heard and determined in such New York State court or, to the extent permitted by law, in such Federal court.

Section 4.5            Waiver of Jury Trial. Each of the parties hereto hereby waives to the fullest extent permitted by applicable law any right it may have to a trial by jury with respect to any litigation directly or indirectly arising out of, under or in connection with this Agreement or the transactions contemplated hereby. Each of the parties hereto (a) certifies that no representative, agent or attorney of any other party has represented, expressly or otherwise, that such other party would not, in the event of litigation, seek to enforce that foregoing waiver and (b) acknowledges that it and the other hereto have been induced to enter into this Agreement and the transactions contemplated hereby, as applicable, by, among other things, the mutual waivers and certifications in this Section 4.5.

Section 4.6             Headings. The descriptive headings contained in this Agreement are included for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement.

Section 4.7            Counterparts. This Agreement may be executed and delivered (including by facsimile or portable document format (pdf) transmission) in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

Section 4.8             Waiver; Remedies. No delay on the part of any Noteholder or the Company in exercising any right, power or privilege under this Agreement shall operate as a wavier thereof, nor shall any waiver on the part of any Noteholder or the Company of any right, power or privilege under this Agreement operate as a waiver of any other right, power or privilege of such party under this Agreement, nor shall any single or partial exercise of any right, power or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, power or privilege under this Agreement.

Section 4.9             Specific Performance. The parties hereto agree that irreparable damage would occur if any provision of this Agreement were not performed in accordance with the terms hereof and that the parties shall be entitled to an injunction or injunctions to prevent breaches of this agreement or to enforce specifically the performance of the terms and provisions hereof in addition to any other remedy to which they are entitled at law or in equity.

Section 4.10           Amendment. This Agreement may be modified or amended only by written agreement of each of the parties to this Agreement.

Section 4.11          Parties in Interest. This Agreement shall be binding upon and inure solely to the benefit of each party hereto, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

Section 4.12          Notice. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, by facsimile or email or by registered or certified mail (postage prepaid, return receipt requested, provided that the facsimile or email is promptly confirmed by telephone or email confirmation thereof) to the respective parties at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Section 4.12):

if to the Company:

Turning Point Brands, Inc.
5201 Interchange Way
Louisville, Kentucky 40229
Attention: James Dobbins, Senior Vice President, General Counsel and Secretary
Email: JDobbins@Natcinc.net
with a copy to:

Milbank, Tweed, Hadley & McCloy LLP
28 Liberty Street
New York, New York 10005
Attention: David E. Zeltner, Esq.
Email: DZeltner@milbank.com

If to any Noteholder, at the address set forth beneath such Noteholder’s signature on the signature pages hereto.

*          *          *

IN WITNESS WHEREOF, the parties hereto, intending to be legally bound, have caused this Agreement to be executed by their respective duly authorized officers, as of the date first above written.

TURNING POINT BRANDS, INC.

By:	/s/ Mark Stegeman
Name:	Mark Stegeman
Title:	Senior Vice President and Chief Financial Officer

SUMMIT PARTNERS CREDIT FUND, L.P.

By:	Summit Partners Credit GP, L.P., its general partner
By:	Summit Partners Credit GP, LLC, its general partner

By:	/s/ James Freeland
Name:	James Freeland
Title:	Authorized Signatory
Address:	Summit Partners Credit Fund, L.P.
222 Berkeley Street, 17th Floor
Boston, MA 02116

SUMMIT PARTNERS CREDIT FUND A-1, L.P.

By:	Summit Partners Credit A-1 GP, L.P., its general partner
By:	Summit Partners Credit A-1 GP, LLC, its general partner

By:	/s/ James Freeland
Name:	James Freeland
Title:	Authorized Signatory
Address:	Summit Partners Credit Fund, L.P.
222 Berkeley Street, 17th Floor
Boston, MA 02116

SUMMIT PARTNERS CREDIT OFFSHORE INTERMEDIATE FUND, L.P.

By:	Summit Partners Credit GP, L.P., its general partner
By:	Summit Partners Credit GP, LLC, its general partner

By:	/s/ James Freeland
Name:	James Freeland
Title:	Authorized Signatory
Address:	Summit Partners Credit Fund, L.P.
222 Berkeley Street, 17th Floor
Boston, MA 02116

SUMMIT INVESTORS I, LLC

By:	Summit Investors Management, LLC, its manager
By:	Summit Partners L.P., its manager
By:	Summit Master Company, LLC., its general partner

By:	/s/ James Freeland
Name:	James Freeland
Title:	Authorized Signatory
Address:	Summit Partners Credit Fund, L.P.
222 Berkeley Street, 17th Floor
Boston, MA 02116

SUMMIT INVESTORS I (UK), LP

By:	Summit Investors Management, LLC, its general partner
By:	Summit Partners L.P., its manager
By:	Summit Master Company, LLC., its general partner

By:	/s/ James Freeland
Name:	James Freeland
Title:	Authorized Signatory
Address:	Summit Partners Credit Fund, L.P.
222 Berkeley Street, 17th Floor
Boston, MA 02116

[Signature Page to Exchange Agreement for Senior Notes to Equity]

Exhibit A

Notes

Noteholder	Principal Amount of Note(s)	Principal Plus Accrued and Unpaid Interest	Number of Exchange Shares
Summit Partners Credit Fund, L.P.	$909,383.84	$1,066,302.45	106,631
Summit Partners Credit Fund A-1, L.P.	$396,845.53	$465,323.16	46,533
Summit Partners Credit Offshore Intermediate Fund, L.P.	$64,732.22	$75,902.08	7,591
Summit Investors I, LLC	$3,313.11	$3,884.80	389
Summit Investors I (UK), LP	$725.30	$850.45	86